UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5877
Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/05

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Additional Information
34	Important Tax Information
34	Proxy Results
35	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
40	Board Members Information
42	Officers of the Fund
45	Officers and Directors
FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Municipal Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2004, through November 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

The U.S. economy demonstrated remarkable resiliency over the past year, expanding at a steady pace despite the headwinds of soaring energy prices, higher interest rates and the dislocations caused by the Gulf Coast hurricanes. Although yields of longer-term municipal bonds recently have begun to creep upward, low inflation expectations among U.S. investors, improving fiscal conditions and robust investor demand have helped them withstand the potentially eroding effects of rising short-term interest rates.

As the end of 2005 approaches, the U.S. economy and financial markets may be reaching an inflection point. Investors’ reactions to a change in leadership at the Federal Reserve Board and the effects of higher fuel prices on the rate of inflation may set the tone for the U.S. fixed-income markets in 2006.As always, we encourage you to discuss these and other market forces with your financial advisor.

Thank you for your continued confidence and support.

The Dreyfus Corporation
December 15, 2005

2

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended November 30, 2005, the fund achieved a total return of 8.06% ..1 Over the same period, the fund provided aggregate income dividends of $0.588 per share, which reflects a distribution rate of 7.21% .2

We attribute the fund’s performance to the resiliency of longer-term bond prices in a rising interest-rate environment, which we attribute to persistently low inflation expectations and robust investor demand. While the fund also benefited from relatively strong income from its seasoned, core holdings, the fund’s board declared a reduced dividend in August 2005 due to the higher cost of funding its preferred shares and lower levels of investment income from newly purchased securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also issues auction rate preferred stock and invests the proceeds in a manner consistent with its investment objective.This has the effect of “leveraging” the portfolio, which can increase the fund’s performance potential as well as, depending on market conditions, enhance net asset value volatility.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of the fund’s holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund’s performance?

The fund was influenced during the reporting period by higher short-term interest rates and low inflation in a moderately growing U.S. economy. As part of its ongoing credit tightening campaign, the Federal Reserve Board (the “Fed”) increased the overnight federal funds rate eight times during the reporting period, driving it from 2% to 4%. Contrary to historical norms, however, yields of longer-term bonds did not rise along with interest rates for most of the reporting period, partly due to persistently low inflation expectations among investors.As a result, prices of longer-term municipal bonds held up remarkably well as yield differences between shorter- and longer-term securities narrowed.

In addition, municipal bonds benefited from robust investor demand, including purchases by hedge funds, insurance companies and other “non-traditional” investors attracted by the market’s generous after-tax returns.While the supply of newly issued bonds rose to record levels during the reporting period, the additional issuance volume was easily absorbed by income-oriented investors, lending further support to tax-exempt bond prices.

The fund continued to receive attractive levels of current income from its core holdings of seasoned municipal bonds, most of which were purchased during a market environment offering higher yields than are available today. In addition, the fund’s return was supported by its relatively light holdings of shorter-term securities; instead, we focused

4

on bonds toward the long end of the market’s maturity range. The fund also benefited when a number of its premium-priced holdings were “pre-refunded” by issuers seeking to reduce their borrowing costs. Finally, favorable timing in the tactical trading of lower-rated tax-exempt securities, including bonds backed by health care facilities and the states’ settlement with tobacco companies, made relatively strong contributions to the fund’s performance.

However, as expected, some of the fund’s higher-yielding core holdings were redeemed early by their issuers, and we were unable to reinvest in bonds with comparable income characteristics. In addition, the fund’s leverage strategy has been affected by rising short-term interest rates, which resulted in higher borrowing costs. To adjust for these changes, the fund’s Board of Directors reduced the fund’s dividend in August 2005.

What is the fund’s current strategy?

Despite stronger-than-expected economic data, inflation has remained subdued, and the Fed appears to be closer to the end of its credit tightening campaign.This suggests that most of the Fed’s rate hikes probably are behind us.Accordingly, we recently have adopted a slightly more assertive investment posture, including a focus on income-oriented, premium-priced securities with maturities in the 15- to 25-year range.

December 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 31, 2006. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

Market Price per share November 30, 2005	$8.16
Shares Outstanding November 30, 2005	48,254,703
New York Stock Exchange Ticker Symbol	DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended November 30, 2005

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
February 28, 2005 May 31, 2005			August 31, 2005	November 30, 2005

High	$8.76	$8.77	$9.53	$8.78
Low	8.25	8.27	8.65	8.05
Close	8.59	8.77	8.67	8.16

PERCENTAGE	GAIN	(LOSS) based on change in Market Price*
November 22, 1989 (commencement of operations)
through November 30, 2005				145.49%
December 1, 1995 through November 30, 2005				72.53
December 1, 2000 through November 30, 2005				40.67
December 1, 2004 through November 30, 2005				3.78
March 1, 2005 through November 30, 2005				(0.19)
June 1, 2005 through November 30, 2005				(3.94)
September 1, 2005 through November 30, 2005				(4.44)

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)			$9.32
November 30, 2004			8.79
February 28, 2005			8.96
May 31, 2005			9.05
August 31, 2005			9.13
November 30, 2005			8.88

PERCENTAGE	GAIN	based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2005				186.66%
December 1, 1995 through November 30, 2005				80.92
December 1, 2000 through November 30, 2005				44.63
December 1, 2004 through November 30, 2005				8.06
March 1, 2005 through November 30, 2005				4.14
June 1, 2005 through November 30, 2005				1.30
September 1, 2005 through November 30, 2005				(1.25)

* With dividends reinvested.

SELECTED INFORMATION
November 30, 2005 (Unaudited)

6

STATEMENT OF INVESTMENTS
November 30, 2005

	Principal
Long-Term Municipal Investments—139.8%	Amount ($)	Value ($)

Alabama—1.0%
Jefferson County, Limited Obligation
School Warrants 5.50%, 1/1/2022	4,000,000	4,296,520
Alaska—4.3%
Alaska Housing Finance Corp.:
6.25%, 6/1/2035	5,640,000	5,930,403
6.05%, 6/1/2039 (Insured; MBIA)	11,915,000	12,301,999
Arizona—.5%
Apache County Industrial Development Authority, PCR
(Tucson Electric Power Co.) 5.85%, 3/1/2028	2,220,000	2,220,510
Arkansas—2.0%
Arkansas Development Finance Authority, SFMR
6.25%, 1/1/2032	3,110,000	3,142,312
Little Rock School District
5.25%, 2/1/2030 (Insured; FSA)	5,000,000	5,245,000
California—8.8%
California
5.50%, 4/1/2028	5,450,000	5,858,313
California Department of Veteran Affairs,
Home Purchase Revenue 5.20%, 12/1/2028	5,000,000	5,002,150
California Department of Water Resources,
Power Supply Revenue 6%, 5/1/2012	10,000,000 [a]	11,374,900
California Health Facilities Financing Authority, Revenue
(Cedars-Sinai Medical Center):
6.25%, 12/1/2009	3,750,000 [a]	4,180,312
5%, 11/15/2018	3,925,000	4,102,841
Chula Vista, IDR
(San Diego Gas Project) 5%, 12/1/2027	3,000,000	3,028,320
Golden State Tobacco Securitization Corp.,
Enhanced Tobacco Settlement Asset-Backed
5%, 6/1/2021	3,970,000	3,988,500
Colorado—4.7%
Colorado Health Facilities Authority, Revenue
(American Housing Foundation 1, Inc.
8.50%, 12/1/2031	2,015,000	2,037,528
Colorado Housing and Financing Authority
(Single Family Program Senior
and Subordinate) 6.60%, 8/1/2032	2,615,000	2,693,528
Denver City and County, Special Facilities Airport Revenue
(United Air Lines) 6.875%, 10/1/2032	2,885,000 [b]	2,695,744

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Colorado (continued)
Northwest Parkway Public Highway Authority, Revenue
(First Tier Subordinated) 7.125%, 6/15/2041	7,000,000	7,556,710
Silver Dollar Metropolitan District
7.05%, 12/1/2006	4,825,000 [a]	4,997,928
Connecticut—4.9%
Connecticut Development Authority, PCR
(Connecticut Light and Power) 5.95%, 9/1/2028	9,000,000	9,545,940
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University)
5%, 7/1/2042	5,000,000	5,144,400
Connecticut Resource Recovery Authority
(American Refunding-Fuel Company)
6.45%, 11/15/2022	4,985,000	5,043,673
Mohegan Tribe Indians Gaming Authority,
Public Improvement-Priority Distribution
6.25%, 1/1/2031	1,000,000	1,071,150
District of Columbia—1.1%
Metropolitan Washington Airports Authority,
Special Facilities Revenue
(Caterair International Corp.) 10.125%, 9/1/2011	4,500,000	4,505,940
Florida—4.0%
Florida Housing Finance Corp., Housing Revenue
(Seminole Ridge Apartments)
6%, 4/1/2041 (Collateralized; GNMA)	6,415,000	6,666,660
Miami-Dade County Expressway Authority,
Toll System Revenue
5.125%, 7/1/2029 (Insured; FGIC)	3,250,000	3,369,243
Orange County Health Facilities Authority, Revenue:
(Adventist Health System) 6.25%, 11/15/2024	3,000,000	3,315,330
(Orlando Regional Healthcare System) 6%, 10/1/2026	3,500,000	3,676,365
Georgia—2.0%
Atlanta, Airport Revenue
5.25%, 1/1/2025 (Insured; FSA)	3,000,000	3,140,160
Augusta, Airport Revenue
5.45%, 1/1/2031	2,500,000	2,530,225
Savannah Economic Development Authority,
EIR (International Paper Co.)
6.20%, 8/1/2027	2,670,000	2,812,712

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Idaho—.1%
Idaho Housing and Finance Association, SFMR
6.35%, 1/1/2030 (Collateralized; FNMA)	585,000		611,483
Illinois—10.1%
Chicago, SFMR 6.25%, 10/1/2032
(Collateralized: FHLMC, FNMA and GNMA)	2,590,000		2,677,231
Chicago O’Hare International Airport:
General Airport Revenue (3rd Lien B-2)
6%, 1/1/2029 (Insured; XLCA)	5,000,000		5,548,150
Special Facility Revenue
(American Airlines Inc.)
8.20%, 12/1/2024	8,200,000		7,132,032
Illinois Educational Facilities Authority, Revenue:
(Northwestern University)
5%, 12/1/2038	5,000,000		5,087,400
(University of Chicago)
5.125%, 7/1/2038 (Insured; MBIA)	5,000,000		5,134,050
Illinois Health Facilities Authority, Revenue:
(Advocate Network Health Care) 6.125%, 11/15/2010	5,000,000	[a]	5,555,350
(OSF Healthcare Systems) 6.25%, 11/15/2009	10,900,000	[a]	12,053,329
Indiana—1.6%
Franklin Township School Building Corp.
6.125%, 7/15/2010	6,000,000	[a]	6,741,600
Louisiana—2.8%
Louisiana Public Facilities Authority,
HR (Franciscan Missionaries of Our Lady Health
System Project) 5.25%, 8/15/2036	4,000,000		4,084,520
West Feliciana Parish, PCR (Entergy Gulf States):
7%, 11/1/2015	3,000,000		3,047,490
6.60%, 9/1/2028	4,700,000		4,747,517
Maryland—1.5%
Maryland Economic Development Corp.,
Student Housing Revenue (University of Maryland)
5.75%, 10/1/2033	2,550,000		2,680,994
Maryland Industrial Development Financing
Authority, EDR (Medical Waste Associates
Limited Partnership) 8.75%, 11/15/2010	3,710,000		2,652,613
Prince George’s County, Special Obligation
(National Harbor Project) 5%, 7/1/2034	1,000,000		996,260

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts—3.2%
Massachusetts Development Finance Agency, Revenue
(WGBH Educational Foundation)
5.375%, 1/1/2042 (Insured; AMBAC)	5,750,000	6,139,908
Massachusetts Health and Educational Facilities
Authority, Revenue:
(Civic Investments) 9%, 12/15/2015	2,000,000	2,428,860
(Partners Healthcare System) 5.75%, 7/1/2032	3,000,000	3,256,950
Massachusetts Housing Finance Agency
(Housing):
5%, 6/1/2030	1,000,000	1,023,640
5.10%, 6/1/2037	900,000	905,229
Michigan—2.5%
Charyl Stockwell Academy, COP
6%, 10/1/2035	2,000,000	2,007,600
Michigan Strategic Fund, SWDR
(Genesee Power Station) 7.50%, 1/1/2021	8,950,000	8,920,376
Minnesota—1.0%
Saint Paul Housing and Redevelopment Authority,
Hospital Facility Revenue (HealthEast Project):
6%, 11/15/2025	1,000,000	1,074,010
6%, 11/15/2035	3,000,000	3,201,450
Mississippi—.7%
Mississippi Business Finance Corp. PCR
(Systems Energy Resources, Inc.) 5.90%, 5/1/2022	3,160,000	3,215,616
Nebraska—.3%
Nebraska Investment Finance Authority, SFMR
8.983%, 3/1/2026	1,500,000 [c,d]	1,555,545
Nevada—3.9%
Clark County, IDR
(Nevada Power Co. Project) 5.60%, 10/1/2030	3,000,000	2,978,670
Washoe County:
(Reno-Sparks Convention)
6.40%, 1/1/2010 (Insured; FSA)	8,000,000 [a]	8,877,520
Water Facility Revenue (Sierra Pacific Power Co.)
5%, 3/1/2036	5,000,000	5,058,950
New Hampshire—3.4%
New Hampshire Business Finance Authority, PCR
(Public Service Co.):
Series D, 6%, 5/1/2021 (Insured; MBIA)	2,690,000	2,871,683
Series E, 6%, 5/1/2021 (Insured; MBIA)	6,000,000	6,405,240

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Hampshire (continued)
New Hampshire Industrial Development Authority, PCR
(Connecticut Light) 5.90%, 11/1/2016	5,400,000	5,512,158
New Jersey—4.2%
New Jersey Economic Development Authority,
Special Facilities Revenue
(Continental Airlines, Inc. Project):
6.25%, 9/15/2019	3,620,000	3,142,269
6.25%, 9/15/2029	4,000,000	3,318,360
Tobacco Settlement Financing Corp. of New Jersey
7%, 6/1/2041	10,095,000	11,470,242
New York—1.9%
New York City Industrial Development Agency,
Special Facility Revenue (American Airlines, Inc.
John F. Kennedy International Airport Project)
8%, 8/1/2028	3,000,000	2,989,830
New York State Dormitory Authority, Revenue:
(Marymount Manhattan College)
6.25%, 7/1/2029 (Insured; Radian)	4,000,000	4,338,720
(Suffolk County Judicial Facility)
9.50%, 4/15/2014	605,000	834,404
North Carolina—1.2%
Gaston County Industrial Facilities and
Pollution Control Financing Authority,
Exempt Facilities Revenue (National Gypsum
Co. Project) 5.75%, 8/1/2035	2,500,000	2,597,725
North Carolina Eastern Municipal Power Agency,
Power Systems Revenue
6.70%, 1/1/2019	2,500,000	2,749,950
Ohio—6.5%
Cuyahoga County:
Hospital Facilities Revenue
(UHHS/CSAHS—Cuyahoga Inc. and
CSAHS/UHHS—Canton Inc. Projects)
7.50%, 1/1/2030	3,500,000	3,895,255
Hospital Improvement Revenue
(The Metrohealth System Project)
6.15%, 2/15/2009	10,000,000 [a]	10,891,200
Mahoning County, HR
(Forum Health Obligation Group)
6%, 11/15/2032	4,000,000	4,255,840

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Ohio (continued)
Ohio Air Quality Development Authority, PCR
(Cleveland Electric Illuminating Co.)
6.10%, 8/1/2020 (Insured; ACA)	2,400,000		2,499,072
Ohio Housing Finance Agency, Residential Mortgage
Revenue (Mortgage-Backed Securities Program)
6.15%, 3/1/2029 (Collateralized; GNMA)	2,130,000		2,178,394
Ohio Water Development Authority, PCR
(Cleveland Electric) 6.10%, 8/1/2020 (Insured; ACA)	4,000,000		4,165,120
Oklahoma—4.1%
Oklahoma Development Finance Authority, Revenue
(Saint John Health System) 6%, 2/15/2029	9,000,000		9,616,950
Oklahoma Industries Authority, Health System
Revenue (Obligation Group):
5.75%, 8/15/2009 (Insured; MBIA)	2,105,000	[a]	2,281,778
5.75%, 8/15/2029 (Insured; MBIA)	2,895,000		3,100,053
Tulsa Municipal Airport Trust Revenue
(American Airlines Project)
5.65%, 12/1/2035	2,550,000		2,422,934
Oregon—.8%
Western Generation Agency,
Cogeneration Project Revenue
(Wauna Cogeneration) 7.40%, 1/1/2016	3,250,000		3,294,298
Pennsylvania—2.3%
Allegheny County Port Authority, Special
Transportation Revenue
6.125%, 3/1/2009 (Insured; MBIA)	4,750,000	[a]	5,184,910
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue
(Reliant Energy) 6.75%, 12/1/2036	4,000,000		4,253,920
Pennsylvania Housing Finance Agency,
Multi-Family Development Revenue
8.25%, 12/15/2019	254,000		254,584
Rhode Island—1.5%
Rhode Island Health and Educational Building
Corp., Higher Educational Facilities
(University of Rhode Island)
5.875%, 9/15/2009 (Insured; MBIA)	5,910,000	[a]	6,465,304
South Carolina—6.6%
Greenville County School District,
Installment Purchase Revenue
(Residuals-Series 982) 7.70%, 12/1/2028	7,500,000	[c,d]	8,529,375

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

South Carolina (continued)
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	7,000,000	7,526,470
Richland County, EIR
(International Paper Co.) 6.10%, 4/1/2023	6,500,000	6,962,800
The Medical University of South Carolina, Hospital
Facilities Revenue 6%, 7/1/2009	5,000,000 [a]	5,459,150
Tennessee—3.8%
Johnson City Health and Educational Facilities Board, HR
(1st Mortgage-Mountain State Health):
7.50%, 7/1/2025	2,000,000	2,355,620
7.50%, 7/1/2033	4,875,000	5,691,709
Memphis Center City Revenue Finance Corp.,
Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	6,000,000	6,092,460
Tennessee Housing Development Agency
(Homeownership Program) 6%, 1/1/2028	2,040,000	2,077,373
Texas—21.5%
Arlington Dallas Cowboys Complex Special
Obligations, Tax Exempt Special Tax
5%, 8/15/2034 (Insured; MBIA)	3,500,000	3,728,025
Dallas Fort Worth International Airport,
Facility Improvement Corp. Revenue
(Bombardier Inc.) 6.15%, 1/1/2016	3,000,000	3,053,580
Gregg County Health Facilities Development
Corp., HR (Good Shepherd Medical Center)
6.375%, 10/1/2025 (Insured; Radian)	2,500,000	2,756,600
Harris County Health Facilities Development
Corp., HR (Memorial Hermann Healthcare)
6.375%, 6/1/2011	7,000,000 [a]	7,942,480
Harris County-Houston Sports Authority,
Revenue (Third Lien-A-3)
Zero Coupon, 11/15/2031 (Insured; MBIA)	9,685,000	2,443,235
Houston, Airport System Special Facilities Revenue
(Continental Airlines, Inc. Terminal E Project)
6.75%, 7/1/2021	2,000,000	1,807,280
Katy Independent School District
(Permanent School Fund Guaranteed)
6.125%, 2/15/2009	11,360,000 [a]	12,280,160
Lubbock Housing Financing Corp., SFMR
6.70%, 10/1/2030
(Collateralized: FNMA and GNMA)	2,005,000	2,085,741

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Sabine River Authority, PCR (TXU Electric):
5.50%, 11/1/2011	2,490,000	2,648,215
6.45%, 6/1/2021	4,900,000	5,245,009
Springhill Courtland Heights Public
Facility Corp., MFHR 5.85%, 12/1/2028	6,030,000	5,755,394
Texas:
(Veterans) 6%, 12/1/2030	3,935,000	4,188,453
(Veterans Housing Assistance Program)
6.10%, 6/1/2031	8,510,000	8,982,305
Texas Department of Housing and Community Affairs:
Home Mortgage Revenue
(Collateralized: FHLMC, FNMA and GNMA)
10.778%, 7/2/2024	2,000,000 [c]	2,018,780
Residential Mortgage Revenue
5.35%, 7/1/2033 (Collateralized:
FHLMC, FNMA and GNMA)	5,735,000	5,849,757
Texas Turnpike Authority,
Central Texas Turnpike System Revenue
5.25%, 5/15/2042 (Insured; AMBAC)	6,775,000	7,103,520
Tomball Hospital Authority, Revenue:
6.125%, 12/15/2005	3,680,000 [a]	3,684,269
(Tomball Regional Hospital) 6%, 7/1/2025	4,650,000	4,821,818
Tyler Health Facilities Development Corp., HR
(East Texas Medical Center Regional Healthcare
System Project) 6.75%, 11/1/2025	5,850,000	5,852,574
Utah—.9%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	3,918,000	3,924,073
Virginia—7.2%
Greater Richmond Convention Center Authority,
Hotel Tax Revenue
5%, 6/15/2021 (Insured; MBIA)	5,000,000	5,265,450
Henrico County Industrial Development Authority,
Revenue (Bon Secours Health System)
8.532%, 8/23/2027	7,500,000 [c]	9,917,250

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Virginia (continued)
Tobacco Settlement Financing Corp. of Virginia
Tobacco Settlement Asset-Backed
5.625%, 6/1/2037	6,810,000	6,829,885
Virginia Housing Development Authority,
Rental Housing 6.20%, 8/1/2024	8,520,000	9,014,075
Washington—3.4%
Energy Northwest, Revenue
(Wind Project) 6%, 1/1/2007	3,670,000 [a]	3,880,805
Washington Higher Education Facilities Authority,
Revenue (Whitman College)
5.875%, 10/1/2009	10,000,000 [a]	10,860,100
Wisconsin—5.2%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Revenue 7%, 6/1/2028	14,570,000	16,132,487
Wisconsin Health and Educational Facilities
Authority, Revenue (Aurora Health Care)
6.40%, 4/15/2033	5,500,000	6,004,020
Wyoming—3.6%
Sweetwater County, SWDR (FMC Corp.):
7%, 6/1/2024	2,140,000	2,154,530
6.90%, 9/1/2024	2,465,000	2,486,297
Wyoming Student Loan Corp.,
Student Loan Revenue:
6.20%, 6/1/2024	5,000,000	5,333,650
6.25%, 6/1/2029	5,000,000	5,317,550
U.S. Related—.7%
Children’s Trust Fund of Puerto Rico, Tobacco
Settlement Revenue, Asset Backed Bonds
Zero Coupon, 5/15/2055	20,000,000	661,000
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue
Zero Coupon, 7/1/2035 (Insured; AMBAC)	10,000,000	2,333,900
Total Long-Term Municipal Investments
(cost $575,144,025)		598,917,076

The Fund 15

STATEMENT OF INVESTMENTS (continued)
	Principal
Short-Term Municipal Investments—1.8%	Amount ($)	Value ($)

California—.1%
California Pollution Control Financing Authority,
PCR (Pacific Gas and Electric Corp.)
2.96% (LOC; JPMorgan Chase Bank)	300,000 [e]	300,000
Louisiana—.5%
New Orleans, Sewage Service, BAN
3%, 7/26/2006	2,500,000	2,413,475
Texas—1.2%
Bell County Health Facilities Development Corp.,
HR (Scott and White Memorial Hospital and Scott,
Sherwood and Brindley Foundation Project)
3% (Insured; MBIA and Liquidity Facility;
JPMorgan Chase Bank)	2,300,000 [e]	2,300,000
Harris County Health Facilities Development Corp.,
Revenue (The Methodist Hospital System) 3%	2,900,000 [e]	2,900,000
Total Short-Term Municipal Investments
(cost $7,971,250)		7,913,475

Total Investments (cost $583,115,275)	141.6%	606,830,551
Cash and Receivables (Net)	1.8%	7,635,545
Preferred Stock, at redemption value	(43.4%)	(186,000,000)
Net Assets	100.0%	428,466,096

16

Summary of Abbreviations

ACA	American Capital Access	GIC	Guaranteed Investment Contract
AGC	ACE Guaranty Corporation	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s	or Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	27.5
AA	Aa	AA	16.7
A	A	A	15.1
BBB	Baa	BBB	24.5
BB	Ba	BB	3.2
B	B	B	3.1
CCC	Caa	CCC	1.2
F1	MIG1/P1	SP1/A1	.9
Not Rated [f]	Not Rated [f]	Not Rated [f]	7.8
			100.0

†	Based on total investments.
[a]	These securities are prerefunded: the date shown represents the prerefunded date. Bonds which are prerefunded are
	collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on
	the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Non-income producing security, interest payments in default.
[c]	Inverse floater security—the interest rate is subject to change periodically.
[d]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these
	securities amounted to $10,084,920 or 2.4% of net assets applicable to common shareholders.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	583,115,275	606,830,551
Cash		9,934
Interest receivable		11,138,847
Receivable for investment securities sold		2,046,392
Prepaid expenses		9,455
		620,035,179

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		329,031
Payable for investment securities purchased		5,025,585
Dividends payable to Preferred shareholders		52,742
Commissions payable		9,354
Accrued expenses and other liabilities		152,371
		5,569,083

Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000

Net Assets applicable to Common Shareholders ($)		428,466,096

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,254,703 shares issued and outstanding)		48,255
Paid-in capital		436,210,021
Accumulated undistributed investment income—net		608,862
Accumulated net realized gain (loss) on investments		(32,116,318)
Accumulated net unrealized appreciation
(depreciation) on investments		23,715,276

Net Assets applicable to Common Shareholders ($)		428,466,096

Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,254,703

Net Asset Value per share of Common Stock ($)		8.88

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended November 30, 2005

Investment Income ($):
Interest Income	34,998,413
Expenses:
Investment advisory fee—Note 3(a)	3,092,396
Administration fee—Note 3(a)	1,546,198
Commission fees—Note 1	463,512
Shareholders’ reports	95,930
Professional fees	83,780
Registration fees	60,639
Directors’ fees and expenses—Note 3(b)	42,106
Custodian fees	4,076
Shareholder servicing costs	3,231
Interest expense—Note 2	1,308
Miscellaneous	52,715
Total Expenses	5,445,891
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(618,479)
Less—reduction in custody fees due to
earnings credit—Note 1(b)	(569)
Net Expenses	4,826,843
Investment Income—Net	30,171,570

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,487,743
Net realized gain (loss) on financial futures	(97,416)
Net realized gain (loss) on options transactions	(149,937)
Net Realized Gain (Loss)	3,240,390
Net unrealized appreciation (depreciation) on investments	3,264,265
Net Realized and Unrealized Gain (Loss) on Investments	6,504,655
Dividends on Preferred Stock	(4,087,520)
Net Increase in Net Assets Resulting from Operations	32,588,705

See notes to financial statements.
20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2005	2004

Operations ($):
Investment income—net	30,171,570	29,535,768
Net realized gain (loss) on investments	3,240,390	(10,960,231)
Net unrealized appreciation
(depreciation) on investments	3,264,265	7,950,648
Dividends on Preferred Stock	(4,087,520)	(2,461,855)
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,588,705	24,064,330

Dividends to Common Shareholders from ($):
Investment income—net	(28,341,929)	(29,477,516)

Capital Stock Transactions ($):
Dividends reinvested—Note 1(c)	663,327	668,162
Total Increase (Decrease) in Net Assets	4,910,103	(4,745,024)

Net Assets ($):
Beginning of Period	423,555,993	428,301,017
End of Period	428,466,096	423,555,993
Undistributed investment income—net	608,862	2,995,416

Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	73,419	73,952

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, with respect to common stock and market price data for the fund’s common shares.

		Year Ended November 30,

	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	8.79	8.90	8.56	8.75	8.60
Investment Operations:
Investment income—net	.63[b]	.61[b]	.64[b]	.70[b]	.72
Net realized and unrealized
gain (loss) on investments	.13	(.06)	.36	(.26)	.11
Dividends on Preferred Stock
from investment income—net	(.08)	(.05)	(.06)	(.07)	(.12)
Total from Investment Operations	.68	.50	.94	.37	.71
Distributions to Common Shareholders:
Dividends from investment income—net	(.59)	(.61)	(.60)	(.56)	(.56)
Net asset value, end of period	8.88	8.79	8.90	8.56	8.75
Market value, end of period	8.16	8.41	8.81	7.88	8.45

Total Return (%) [c]	3.78	2.48	19.89	(.36)	10.72

22

		Year Ended November 30,

	2005	2004	2003	2002 [a]	2001

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock [d]	1.26	1.26	1.28	1.28	1.27
Ratio of net expenses
to average net assets
applicable to Common Stock [d]	1.12	1.25	1.28	1.28	1.27
Ratio of net investment income
to average net assets
applicable to Common Stock [d]	6.98	6.96	7.35	8.10	8.10
Ratio of total expenses
to total average net assets [d]	.88	.88	.86	.89	.89
Ratio of net expenses
to total average net assets [d]	.78	.86	.86	.89	.89
Ratio of net investment income
to total average net assets [d]	4.88	4.84	5.10	5.61	5.64
Portfolio Turnover Rate	44.20	39.94	77.92	44.71	13.36
Asset coverage of Preferred Stock,
end of period	330	328	330	321	326

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	428,466	423,556	428,301	411,369	420,009
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shareholders from 8.08% to 8.10%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Calculated based on market value.
[d]	Does not reflect the effect of dividends to Preferred Stock shareholders.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund’s investment adviser to be consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Mellon Trust of New England, N.A. (the “Custodian”) acts as the fund’s custodian.The Custodian is a wholly-owned subsidiary of Mellon Financial. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”), serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent.The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company Americas, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS vote as a separate class on certain other matters, as required by law.The fund has designated Robin A. Melvin and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

24

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 30, 2005, the Board of Directors declared a cash dividend of $.043 per share from investment income-net, payable on December 29, 2005 to Common Shareholders of record as of the close of business on December 14, 2005.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset every 7 days for Series A, B and C.The dividend rates in effect at November 30, 2005 were as follows: Series A—2.85%, Series B—2.80% and Series C—2.85% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distribu-

26

tions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $859,098, accumulated capital losses $32,120,749 and unrealized appreciation $23,988,080. In addition, the fund had $268,373 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2005. If not applied, $450,592 of the carryover expires in fiscal 2007, $5,542,712 expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010, $5,474,907 expires in fiscal 2011 and $10,957,023 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2005 and November 30, 2004, were as follows: tax exempt income $32,429,449 and $31,939,371, respectively.

During the period ended November 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $128,675, increased net realized gain (loss) on investments by $277,612 and decreased paid-in capital by $148,937. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended November 30, 2005 was approximately $31,100, with a related weighted average annualized interest rate of 4.21% .

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 3—Investment Advisory Fee, Administration Fee and
Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding); out-of pocket transfer agency and custody expenses are paid separately by the fund.

Dreyfus has agreed until October 31, 2006, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding).The reduction in investment advisory fee, pursuant to the undertaking, amounted to $618,479 during the period ended November 30, 2005.

During the period ended November 30, 2005, the fund was charged $3,453 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $377,918 and chief compliance officer fees $1,548, which are offset against an expense reimbursement currently in effect in the amount of $50,435.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2005, amounted to $269,594,489 and $276,933,050, respectively.

At November 30, 2005, the cost of investments for federal income tax purposes was $582,842,471; accordingly, accumulated net unrealized appreciation on investments was $23,988,080, consisting of $33,863,719 gross unrealized appreciation and $9,875,639 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of November 30, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 11, 2006

30

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a holder of shares of Common Stock (“Common Shareholder”) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder’s name and address as they appear on the Agent’s records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the

The Fund 31

ADDITIONAL INFORMATION (Unaudited) (continued)

Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days’written notice to Plan participants.

Managed Dividend Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on

32

these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended November 30, 2005, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund’s portfolio.

Certifications

The fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 17, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2005 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gain distributions paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

PROXY RESULTS ( U n a u d i t e d )

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class (except as noted below) on a proposal presented at the annual shareholders’ meeting held on May 26, 2005 as follows:

			Shares

		For		Authority Withheld

To elect three Class III Directors: †
	David W. Burke	43,060,044		805,914
	Hans C. Mautner	43,093,557		772,401
	John E. Zuccotti ††	6,951		21

†	The terms of these Class III Directors expire in 2008.
††	Elected solely by APS holders. Common shareholders were not entitled to vote.

34

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on November 14, 2005, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement, pursuant to which the Manager provides the fund with investment advisory services, and the fund’s separate Administration Agreement, pursuant to which the Manager provides the fund with administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Investment Advisory Agreement and Administration Agreement. The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries, the different needs of each intermediary, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to fund shareholders. The Board recognized that, as a closed-end fund, the fund is not subject to inflows and outflows of assets as an open-end fund would be that would increase or decrease its asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Investment Advisory and Administration Fees, and Expense Ratio. The Board members reviewed the fund’s performance, investment advisory and administration fees, and expense ratio (with and without the effect of the fund’s leveraged structure) and placed significant emphasis on a comparison to

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E
F U N D ’ S I N V E S T M E N T A DV I S O RY A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

a group of comparable funds, and to Lipper category averages. The group of comparable funds previously was approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category (“General Municipal Debt Funds - Closed End (Leveraged)”) as the fund.The Board members discussed the results of the comparisons for various periods ended September 30, 2005.The Board noted the fund’s yield performance was higher than the Lipper category average and Comparison Group average for the 1-year, 3-year, 5-year, and 10-year periods on both a net asset value and market price basis. The Board noted the fund’s total return performance was higher than the Lipper category average and Comparison Group average for the 1-year and 3-year periods on a net asset value basis, and that the fund’s total return performance was lower than the Lipper category average and Comparison Group average for the 5-year and 10-year periods on a net asset value basis, and lower than the Lipper category average and Comparison Group average for the 1-year, 5-year, and 10-year periods on a market price basis.The Board noted the fund’s closed-end structure and investment objective of seeking maximum current income, and placed emphasis on that factor in reviewing the fund’s relative performance results.The Board members also discussed the fund’s investment advisory fee, administration fee, and expense ratio and reviewed the range of investment advisory and administration fees and expense ratios for the funds in the Comparison Group.The Board members noted that the fund’s total investment advisory fee and administration fee (after the fee waiver and based on net assets solely attributable to common stock after leverage) was higher than most of the fees of the Comparison Group funds and that the fund’s total expense ratio (after the fee waiver and based on net assets solely attributable to common stock after leverage) was lower than the Comparison Group average and the same as the Lipper category average. The Board also noted the undertaking in effect by the Manager over the past year to waive receipt of a portion (0.10%) of the fund’s investment advisory fee (reducing it from a 0.50% annual rate to a 0.40% annual rate) and management’s commitment to continue such waiver through October 31, 2006.

36

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by investment companies managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and in the same Lipper category (the “General Municipal Debt Funds - Closed End (Leveraged)” category), as the fund (the “Similar Funds”).The Manager’s representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund. It was noted that one Similar Fund had the same management fee as the fund’s total investment advisory fee and administration fee, and that one had a lower management fee than the fund’s total fee. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s investment advisory and administration fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered

The Fund 37

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E
F U N D ’ S I N V E S T M E N T A DV I S O RY A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided. The Board also noted the Manager’s waiver of receipt of a certain portion of the investment advisory fee over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement and Administration Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fees paid to the Manager by the fund for investment advisory and administrative services were reasonable in light of comparative performance and expense and advisory fee information, including the Manager’s undertaking to waive receipt
38

of 0.10% of the fund’s investment advisory fee through October 31, 2006, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the investment advisory fee rate and administration fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Investment Advisory Agreement and Administration Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)	Current term expires in 2006
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor- related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

		———————
David W. Burke	(69)
Board Member	(1994)	Current term expires in 2008

Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84 ———————

William Hodding Carter III (70)

Board Member (1988) Current term expires in 2006 Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (65)
Board Member (1994)	Current term expires in 2007

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36 40

Richard C. Leone (65)
Board Member (1987)	Current term expires in 2006

Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (68)
Board Member (1987)	Current term expires in 2008

Principal Occupation During Past 5 Years:
  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Multi-Strategy Fund LLC Mezzacappa Multi-Strategy Plus Fund LLC

No. of Portfolios for which Board Member Serves: 11 ———————

Robin A. Melvin (42)

Board Member (1995) Current term expires in 2007

Principal Occupation During Past 5 Years:
  Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America’s young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (68)
Board Member (1987)	Current term expires in 2008

Principal Occupation During Past 5 Years:

• Chairman of Brookfield Financial Properties, Inc.

No. of Portfolios for which Board Member Serves: 11 ———————

The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.

The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

A. PAUL DISDIER, Executive Vice President since March 2000.

Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 other investment companies (comprised of 3 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1988.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

42

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 43

NOTES

44

OFFICERS AND DIRECTORS
D re y f u s S t ra t e g i c M u n i c i p a l	B o n d Fu n d , I n c .

200 Park Avenue
New York, NY 10166

Directors	Portfolio Managers
Joseph S. DiMartino	Joseph P. Darcy
David W. Burke	A. Paul Disdier
William Hodding Carter, III	Douglas J. Gaylor
Ehud Houminer	Joseph A. Irace
Richard C. Leone	Colleen A. Meehan
Hans C. Mautner	W. Michael Petty
Robin A. Melvin †	Scott Sprauer
John E. Zuccotti †	James Welch
† Auction Preferred Stock Directors	Monica S.Wieboldt
Officers	Bill Vasiliou
President	Investment Adviser
Stephen E. Canter	and Administrator
Executive Vice Presidents	The Dreyfus Corporation
Stephen R. Byers
A. Paul Disdier	Custodian
Vice President	Mellon Trust of New England, N.A.
Mark N. Jacobs
Vice President and Secretary	Counsel
Michael A. Rosenberg	Stroock & Stroock & Lavan LLP

Vice President and Assistant Secretaries	Transfer Agent,
James Bitetto	Dividend-Paying Agent,
Joni Lacks Charatan
Joseph M. Chioffi	Registrar and Disbursing Agent
Janette E. Farragher	PFPC Global Fund Services
John B. Hammalian	(Common Stock)
Robert R Mullery	Deutsche Bank Trust Company Americas
Jeff Prusnofsky	(Auction Preferred Stock)
Treasurer
James Windels	Auction Agent
Assistant Treasurers	Deutsche Bank Trust Company Americas
Erik D. Naviloff	(Auction Preferred Stock)
Robert Robol
Robert Svagna	Stock Exchange Listing
Gavin C. Reilly	NYSE Symbol: DSM
Chief Compliance Officer
Joseph W. Connolly	Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the following publications:Barron’s,Closed-End Bond Funds section under the heading “Municipal Bond Funds”every Monday;Wall Street Journal,Mutual Funds section under the heading “Closed-End Funds”every Monday; NewYork Times,Business section under the heading “Closed-End Bond Funds—Municipal Bond Funds”every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 45

For More Information

Dreyfus Strategic Municipal	Transfer Agent,
Bond Fund, Inc.	Dividend-Paying Agent,
200 Park Avenue	Registrar and Disbursing Agent
New York, NY 10166	PFPC Global Fund Services
Manager	(Common Stock)
101 Federal Street
The Dreyfus Corporation
Boston, MA 02110
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust of
New England, N.A.
One Boston Place
Boston, MA 02108

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,710 in 2004 and $34,374 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,500 in 2004 and $16,800 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $178,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,674 in 2004 and $2,994 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $653,655 in 2004 and $917,339 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following person constitute the Audit Committee and full Board of Trustees of the Registrant:

David W. Burke
Hodding Carter III
Joseph S. DiMartino
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Melvin
John E. Zuccotti, Esq.

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6. Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.
By:	Stephen E. Canter
Stephen E. Canter
President

Date:	January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	January 27, 2006

By:	James Windels
James Windels
Chief Financial Officer

Date:	January 27, 2006

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)